UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2004

ARGAN, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31756	13-1947195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 302, Rockville Md	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (301) 315-0027

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On September 7, 2004, Argan, Inc. ("Argan") filed a Form 8-K with the Commission in connection with its acquisition of Vitarich Laboratories, Inc. ("Vitarich"). The Form 8-K contained exhibits, including an Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 31, 2004, by and among Argan, Vitarich, AGAX/VLI Acquisition Corporation and Kevin J. Thomas. When viewed on EDGAR in "text" format, the Form 8-K, the Merger Agreement and the other exhibits to the Form 8-K appear properly formatted. When viewed on EDGAR in "html" format, the Form 8-K and all of the exhibits to the Form 8-K appear properly formatted, with the exception of the Merger Agreement, which is difficult to read. The purpose of this amendment on Form 8-K/A is to provide a more legible copy of the Merger Agreement when viewed on EDGAR in "html" format. Other than to provide a more legible copy of the Merger Agreement when viewed on EDGAR in "html" format, this amendment does not reflect any changes to the Form 8-K, the Merger Agreement or any of the other exhibits to the Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired:

Argan will file the financial statements required by Item 9.01(a) of Form 8-K within the time period specified in Item 9.01(a)(4) of Form 8-K.

(b)	Pro Forma Financial Information:

Argan will file the pro forma financial information required by Item 9.01(b) of Form 8-K within the time period specified in Item 9.01(b)(2) of Form 8-K.

(c)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 31, 2004, by and between Kevin J. Thomas, Vitarich Laboratories, Inc., Argan, Inc. and AGAX/VLI Acquisition Corporation (exhibits and schedules to the Agreement and Plan of Merger are omitted from this filing, but will be filed with the Commission supplementally upon request)

10.1	Registration Rights Agreement, dated as of August 31, 2004, by and among Argan, Inc. and Kevin J. Thomas†

10.2	Employment Agreement, dated as of August 31, 2004, by and between AGAX/VLI Acquisition Corporation and Kevin J. Thomas†

10.3	Third Amendment to Financing and Security Agreement, dated as of August 31, 2004, by and among Argan, Inc., Southern Maryland Cable, Inc. and AGAX/VLI Acquisition Corporation, as borrowers, and Bank of America, N.A., as lender†

10.4	Amended and Restated Revolving Credit Note, dated August 31, 2004, in the amount of $3,500,000, by Argan, Inc., Southern Maryland Cable, Inc. and AGAX/VLI Acquisition Corporation, as borrowers, in favor of Bank of America, N.A., as lender†

10.5	First Amendment to Term Note, dated as of June 29, 2004, by and among Argan, Inc. and Southern Maryland Cable, Inc., as borrowers, and Bank of America, N.A., as lender†

10.6	Additional Borrowers Joinder Supplement, dated as of August 31, 2004, by and among Argan, Inc., the other Existing Borrowers (as such term is defined in the agreement) and AGAX/VLI Acquisition Corporation, as borrowers, and Bank of America, N.A., as lender†

99.1	Press Release of Argan, Inc., dated September 1, 2004, announcing the acquisition of Vitarich Laboratories, Inc†

† Exhibit previously filed with the Form 8-K of Argan, Inc. filed with the Commission on September 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: September 17, 2004	By:	/s/ Rainer Bosselmann
Rainer Bosselmann
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 31, 2004, by and between Kevin J. Thomas, Vitarich Laboratories, Inc., Argan, Inc. and AGAX/VLI Acquisition Corporation (exhibits and schedules to the Agreement and Plan of Merger are omitted from this filing, but will be filed with the Commission supplementally upon request)

10.1	Registration Rights Agreement, dated as of August 31, 2004, by and among Argan, Inc. and Kevin J. Thomas†

10.2	Employment Agreement, dated as of August 31, 2004, by and between AGAX/VLI Acquisition Corporation and Kevin J. Thomas†

10.3	Third Amendment to Financing and Security Agreement, dated as of August 31, 2004, by and among Argan, Inc., Southern Maryland Cable, Inc. and AGAX/VLI Acquisition Corporation, as borrowers, and Bank of America, N.A., as lender†

10.4	Amended and Restated Revolving Credit Note, dated August 31, 2004, in the amount of $3,500,000, by Argan, Inc., Southern Maryland Cable, Inc. and AGAX/VLI Acquisition Corporation, as borrowers, in favor of Bank of America, N.A., as lender†

10.5	First Amendment to Term Note, dated as of June 29, 2004, by and among Argan, Inc. and Southern Maryland Cable, Inc., as borrowers, and Bank of America, N.A., as lender†

10.6	Additional Borrowers Joinder Supplement, dated as of August 31, 2004, by and among Argan, Inc., the other Existing Borrowers (as such term is defined in the agreement) and AGAX/VLI Acquisition Corporation, as borrowers, and Bank of America, N.A., as lender†

99.1	Press Release of Argan, Inc., dated September 1, 2004, announcing the acquisition of Vitarich Laboratories, Inc†

† Exhibit previously filed with the Form 8-K of Argan, Inc. filed with the Commission on September 7, 2004.